Exhibit 99.2

Fourth Quarter 2004 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
December 31, 2004

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 39-property portfolio consisting of 80 buildings totaling approximately 5.3 million square feet as of December 31, 2004.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	Suite 310		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
December 31, 2004

Company Background

First Potomac Realty Trust is a self-administered, self-managed real estate investment trust that acquires and operates primarily industrial and flex properties in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. The Company was formed in 1997 and completed its initial public offering in October 2003. The Company’s largest tenant is the U.S. Government.

Results and Basis of Presentation

The results and financial information for the three and twelve months ended December 31, 2003 that are presented in this supplemental disclosure for the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical basis. First Potomac Predecessor is not a legal entity but rather a combination of the entities that comprised the historical operations of the Company and included (i) First Potomac Realty Investment Trust, Inc., the general partner of its Operating Partnership since 1997, (ii) First Potomac Realty Investment Limited Partnership, its Operating Partnership and (iii) First Potomac Management, Inc., the property management company that managed all of its assets.

Quarterly Supplemental Disclosure
December 31, 2004

STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	December 31, 2004
OPERATING REVENUES
Rental revenues	$6,526	$7,157	$10,556	$12,247	$36,486
Tenant reimbursments and other	987	1,052	1,627	1,960	5,626

	$7,513	$8,209	$12,183	$14,207	$42,112

PROPERTY EXPENSES
Property operating	1,444	1,399	2,192	2,540	7,575
Real estate taxes and insurance	673	790	1,123	1,292	3,878

NET OPERATING INCOME	$5,396	$6,020	$8,868	$10,375	$30,659

OTHER INCOME (EXPENSE)
General and administrative	(772)	(1,225)	(1,004)	(1,162)	(4,163)
Other	(51)	(56)	(180)	(252)	(539)
Interest and other income	35	29	108	43	215

EBITDA	4,608	4,768	7,792	9,004	26,172

Depreciation and amortization	(2,540)	(2,610)	(3,811)	(4,396)	(13,357)
Interest expense	(2,067)	(2,237)	(3,404)	(3,720)	(11,428)
Loss from early retirement of debt	(212)	—	77	(618)	(753)

Income (loss) from continuing operations before minority interests and discontinued operations	(211)	(79)	654	270	634

Minority interests	29	7	(61)	(23)	(48)

Income (loss) from continuing operations	(182)	(72)	593	247	586

DISCONTINUED OPERATIONS
Income from operations of disposed property	13	15	71	56	155
Gain on sale of disposed property	—	—	—	2,092	2,092
Minority interests in discontinued operations	(2)	(2)	(6)	(193)	(203)

Income from discontinued operations	11	13	65	1,955	2,044

NET INCOME (LOSS)	$(171)	$(59)	$658	$2,202	$2,630

Quarterly Supplemental Disclosure
December 31, 2004

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	December 31, 2004
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$(171)	$(58)	$657	$2,202	$2,630
Add back:
Depreciation of real estate and amortization of leasing costs	2,540	2,610	3,811	4,396	13,357
Discontinued operations depreciation and amortization	65	65	51	7	188
Deduct:
Gain on Sale of Asset	—	—	—	(2,092)	(2,092)
Minority interest	(28)	(5)	67	217	251

FFO	$2,406	$2,612	$4,586	$4,730	$14,334

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$2,406	$2,612	$4,586	$4,730	$14,334
Straight-line rent, net	(65)	(73)	(185)	(180)	(503)
Deferred market rent	(102)	(78)	(177)	(206)	(563)
Non real-estate depreciation	8	10	13	16	47
Amortization of finance costs	380	188	51	831	1,450
Tenant improvements	(168)	(118)	(218)	(1,198)	(1,702)
Leasing commissions	(125)	(144)	(279)	(470)	(1,018)
Capital expenditures	(56)	(229)	(405)	(474)	(1,164)

AFFO	$2,278	$2,168	$3,386	$3,049	$10,881

Total weighted average shares and OP units
Basic	10,031	10,516	15,551	15,543	12,919

Diluted	10,157	10,614	15,680	15,710	13,052

FFO per share:
FFO per share and unit - Basic	$0.24	$0.25	$0.29	$0.30	$1.11

FFO per share and unit - Diluted	$0.24	$0.25	$0.29	$0.30	$1.10

AFFO per share and unit - Basic	$0.23	$0.21	$0.22	$0.20	$0.84

AFFO per share and unit - Diluted	$0.22	$0.20	$0.22	$0.19	$0.83

Quarterly Supplemental Disclosure
December 31, 2004

	NET OPERATING INCOME (NOI) SAME-PROPERTY ANALYSIS (unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR	REALTY TRUST	PREDECESSOR
	2004	2003	2004	2003
NOI	$10,375	$3,948	$30,660	$13,612
Less: Non-same property NOI	(7,128)	(1,000)	(18,406)	(2,069)

Same-property[1] NOI - accrual basis	3,247	2,948	12,254	11,543

Straight-line revenue, net	(19)	(74)	(93)	(116)
Deferred market rental revenue	(7)	(7)	(35)	(7)

Same-property NOI - cash basis	$3,221	$2,867	$12,126	$11,420

Same-property NOI growth - accrual basis	10.1%		6.2%
Same-property NOI growth - cash basis	12.4%		6.2%

[1] Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II and the Coast Guard Building.

Quarterly Supplemental Disclosure
December 31, 2004

	CONSOLIDATED BALANCE SHEETS (in thousands)

	December 31, 2004	December 31, 2003
Assets

Rental property, net	$463,937	$208,335
Cash	2,532	16,308
Escrows and reserves	6,301	3,422
Accounts and other receivables, net	2,768	575
Accrued straight-line rents, net	2,310	1,806
Deferred costs, net	4,196	3,205
Prepaid expenses and other assets	2,024	773
Intangible assets, net	26,008	9,724

Total assets	$510,076	$244,148

Liabilities

Accounts payable and accrued expenses	$4,058	$1,526
Accrued interest	800	152
Rents received in advance	1,744	802
Tenant security deposits	2,804	1,026
Line of Credit	39,680	—
Mortgage loans and other debt	259,039	127,840
Deferred market rent	5,267	803

Total liabilities	313,392	132,149

Minority interest	18,991	19,867

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 14,154,000 and 8,634,000 shares issued and outstanding respectively	14	9
Additional paid-in capital	209,268	117,525
Deficit	(31,589)	(25,402)

Total shareholders’ equity	177,693	92,132

Total liabilities and shareholders’ equity	$510,076	$244,148

Quarterly Supplemental Disclosure
December 31, 2004

SELECTED OPERATING RATIOS
(unaudited, in thousands)

	December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$9,004		$7,792		$4,768		$4,608
Divided by Interest Expense	3,720		3,404		2,237		2,067

	2.42	x	2.29	x	2.13	x	2.23	x

Fixed Charge Coverage Ratio
EBITDA	$9,004		$7,792		$4,768		$4,608
Divided by Interest Expense	3,720		3,404		2,237		2,067
+ Principal Amortization	710		513		305		297

	2.03	x	1.99	x	1.88	x	1.95	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense[1]	$1,162		$1,004		$1,225		$772
Real Estate Revenues	14,207		12,183		8,209		7,513

	10.0%		9.7%		15.6%		11.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$298,719		$210,484		$130,209		$120,543
Total Market Capitalization	653,099		531,768		428,322		330,191

	45.7%		39.6%		30.4%		36.5%

[1]	Includes accounting fees reflected as Other Expenses on the Statement of Operations.

Quarterly Supplemental Disclosure
December 31, 2004

TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	14,154
Common Operating Partnership (“OP”) Units	1,389

Total Common Shares and OP Units	15,543

Market Price at December 31, 2004	$22.80

Total Equity Capitalization	$354,380	54.3%

Debt Capitalization
Fixed-Rate Debt	$233,539	35.7%
Floating-Rate Debt	65,180	10.0%

Total Debt Capitalization	298,719	45.7%

Total Market Capitalization	$653,099	100.0%

Quarterly Supplemental Disclosure
December 31, 2004

DESCRIPTION OF PROPERTIES

Existing Portfolio

							Occupancy at
		Number of		Year of	Square	Annualized	December
Property	Property Type	Buildings	Location	Acquisition	Footage	Rent	31, 2004	Primary Tenants
Plaza 500	Multi-tenant Industrial	2	Alexandria, VA	1997	506,725	4,962,581	96.1%	U.S. Government; Carolina Holdings
Van Buren Business Park	Flex	5	Herndon, VA	1997	108,990	1,345,369	73.0%	Fibertek
6600 Business Parkway	Single-tenant Industrial	1	Elkridge, MD	1997	172,200	976,816	100.0%	REICO Distributors
13129 Airpark Road	Multi-tenant Industrial	1	Culpeper, VA	1997	150,400	675,640	100.0%	Hoppmann, Smurfit-Stone Container
Tech Court	Flex	2	Chantilly, VA	1998	64,064	624,988	64.4%	Urban Engineering & Associates
Newington Business Park Center	Multi-tenant Industrial	7	Lorton, VA	1999	254,084	2,312,719	94.5%	U.S. Government
Crossways Commerce Center I	Multi-tenant Industrial	1	Chesapeake, VA	1999	348,615	1,862,479	100.0%	Anteon; Visteon
Crossways Commerce Center ll	Flex	2	Chesapeake, VA	1999	147,736	1,487,517	100.0%	First Data
Coast Guard Building	Flex	1	Chesapeake, VA	1999	61,992	916,730	100.0%	U.S. Government
Snowden Center	Flex	4	Columbia, MD	2002	140,438	1,867,461	91.2%	Paratek Microwave
Rumsey Center	Flex	4	Columbia, MD	2002	134,654	1,369,465	87.4%	AdvanceMed (CSC)
Greenbrier Technology Center II	Flex	1	Chesapeake, VA	2002	79,684	1,232,091	98.8%	AMSEC
Norfolk Business Center	Flex	1	Norfolk, VA	2002	90,682	795,037	97.6%	Dataline; Verizon
Virginia Center	Flex	1	Glen Allen, VA	2003	119,324	1,197,592	83.1%	Service Partners; GAC
Interstate Plaza	Single-tenant Industrial	1	Alexandria, VA	2003	107,320	1,262,268	100.0%	U.S. Government
Alexandria Corporate Park	Multi-tenant Industrial	1	Alexandria, VA	2003	278,130	4,427,774	87.9%	U.S. Government; CACI
Herndon Corporate Center	Flex	4	Herndon, VA	2004	127,353	2,569,473	97.7%	U.S. Government
Aquia Commerce Center I & II	Flex	2	Stafford, VA	2004	64,488	1,479,219	100.0%	U.S. Government
Deer Park	Flex	4	Randallstown, MD	2004	171,140	1,263,918	94.3%	Coastal Business Machines
Gateway Center	Flex	2	Gaithersburg, MD	2004	44,307	622,903	100.0%	Montgomery County Auto Parts
Gateway West	Flex	4	Westminster, MD	2004	110,147	863,804	75.2%	Carroll County Public Library
Girard Business Center	Flex	3	Gaithersburg, MD	2004	123,900	1,301,961	96.8%	Aspen Systems Corporation
Girard Place	Flex	4	Gaithersburg, MD	2004	175,190	1,330,461	94.9%	Spirent Communications
15 Worman’s Mill Court	Flex	1	Frederick, MD	2004	39,966	354,384	92.6%	SAIC
20270 Goldenrod Lane	Flex	1	Germantown, MD	2004	24,468	368,746	100.0%	Microlog Corporation
6900 English Muffin Way	Multi-tenant Industrial	1	Frederick, MD	2004	165,690	1,074,703	100.0%	BP Solar; Capricorn Pharma
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	1	Frederick, MD	2004	169,750	1,106,058	100.0%	Iron Mountain Information Management
7561 Lindbergh Drive	Single-tenant Industrial	1	Gaithersburg, MD	2004	36,000	291,686	100.0%	JK Moving and Storage
Patrick Center	Office	1	Frederick, MD	2004	66,706	1,241,828	95.5%	Miles & Stockbridge; Merrill Lynch
West Park	Office	1	Frederick, MD	2004	28,950	438,231	89.3%	U.S. Government; Batelle Memorial Institute
Woodlands Business Center	Office	1	Largo, MD	2004	37,940	569,202	79.7%	SFA; Comcast Cable
Old Courthouse Square	Retail	1	Martinsburg, WV	2004	201,350	1,146,874	94.8%	U.S. Government; Food Lion
Airpark Place	Flex	3	Gaithersburg, MD	2004	82,200	906,588	89.7%	Dexall Biomedical Labs
15395 John Marshall Highway	Single-tenant Industrial	1	Haymarket, VA	2004	123,777	1,113,993	100.0%	Engineering Solutions & Products
Norfolk Commerce Park II	Flex	1	Norfolk, VA	2004	127,625	1,198,437	93.7%	Verizon Virginia; Trader Publishing
Crossways II	Flex	1	Chesapeake, VA	2004	85,004	873,140	100.0%	Wachovia Bank, N.A.
Windsor at Battlefield	Flex	2	Manassas, VA	2004	154,226	955,693	58.6%	CRI/AHC; SAIC
Campus at Metro Park North	Flex	4	Rockville, MD	2004	190,238	4,006,600	100.0%	RICCSO; Montgomery County Government
4612 Navistar Drive	Single-tenant Industrial	1	Frederick, MD	2004	215,085	1,746,112	100.0%	Crisplant

TOTAL		80			5,330,538	54,140,541	93.8%

Quarterly Supplemental Disclosure
December 31, 2004

PORTFOLIO ANALYSIS

PORTFOLIO BY MARKET

					Percentage of
	Number of				Annualized
	Buildings	Square Feet	Occupancy Rate	Annualized Rent	Rent
Washington	54	3,541,297	93.4%	$38,236,054	70.6%
Norfolk	8	941,338	98.8%	8,365,430	15.5%
Baltimore	17	728,579	90.9%	6,341,465	11.7%
Richmond	1	119,324	83.1%	1,197,592	2.2%

Total	80	5,330,538	93.8%	$54,140,541	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of				Annualized
	Buildings	Square Feet	Occupancy Rate	Annualized Rent	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,390,876	10.0%
Multi-tenant Industrial	14	1,873,394	96.4%	16,421,954	30.3%
Flex	57	2,505,756	90.1%	28,931,576	54.5%
Office	3	133,596	93.6%	2,249,261	3.1%
Retail	1	201,350	94.8%	1,146,874	2.1%

Total	80	5,368,478	93.8%	$54,140,541	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[1]	Portfolio
Triple Net	300	3,452,804	69.1%
Industrial Gross	43	432,913	8.7%
Full Service	123	1,111,783	22.2%

Total	466	4,997,500	100.0%

[1]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
December 31, 2004

Top Ten Tenants

						Weighted
					Percentage of	Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Rental Revenue	Leases Term
1	U.S. Government	23	686,509	$9,297,068	17.2%	5.1
2	Crisplant	1	215,085	1,746,112	3.2%	11.8
3	First Data Corporation	1	117,336	1,220,317	2.2%	3.9
4	First Advantage Corporation	1	55,851	1,206,769	2.2%	9.6
5	Engineering Solutions	1	123,777	1,113,993	2.1%	7.8
6	Montgomery County Government	1	48,002	1,087,897	2.0%	10.9
7	Carolina Holdings	1	124,501	1,071,998	2.0%	5.2
8	CACI	3	46,207	980,284	1.8%	6.8
9	REICO Distributors	1	172,200	976,816	1.8%	5.0
10	Convergent Resources/AHC	2	75,759	815,878	1.5%	4.6

	Subtotal Top 10 Tenants	35	1,665,227	$19,517,132	36.0%	6.4
	All Remaining Tenants	431	3,332,273	$34,623,408	64.0%	3.6

	Total / Weighted Average	466	4,997,500	$54,140,540	100.0%	4.6

[1]	Annualized rental revenue is based on rental revenue as of December 31, 2004.

Quarterly Supplemental Disclosure
December 31, 2004

LEASE EXPIRATIONS

	Number of	Gross Leased Area		Annualized Rental Revenue
	Leases	Square	Percent of		Percent of	Average per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration

MTM	18	47,394	1.0%	$662,913	1.2%	$14.88
2005	87	371,157	7.4%	4,155,799	7.7%	11.20
2006	88	664,979	13.3%	7,272,637	13.4%	10.94
2007	87	848,481	17.0%	9,387,795	17.4%	11.06
2008	54	453,165	9.1%	5,635,351	10.4%	12.44
2009	66	1,108,793	22.2%	9,885,908	18.3%	8.92
2010	15	402,588	8.0%	4,076,931	7.5%	10.13
2011 and thereafter	51	1,100,943	22.0%	13,063,205	24.1%	11.87

Total	466	4,997,500	100.0%	$54,140,539	100.0%	$10.83

Quarterly Supplemental Disclosure
December 31, 2004

LEASING ANALYSIS

	Three months ended	Twelve months ended
	December 31, 2004	December 31, 2004
Total new and renewal leases[1]
Square footage of expired/early renewal leases	115,689	408,077
Square footage of terminated leases	48,341	95,477

Total - expired/early renewal/terminated leases	164,030	503,554

Square footage of new and renewal leases	157,676	637,014
Number of new and renewal leases commencing	25	84

New Leases
New square footage	84,018	295,142
Number of new leases commencing	14	41
Average rental rate - cash	$9.91	$9.94
Percentage change in base rent - cash	-2.5%	2.5%
Average rental rate - GAAP	$10.28	$10.51
Percentage change in base rent - GAAP	-0.5%	6.5%
Average capital cost per square foot	$3.56	$6.13

Renewal Leases
Square footage of renewal leases	73,658	341,872
Number of renewal leases commencing	11	43
Retention rate	64%	84%
New base rent - cash	$8.07	$11.66
Expiring base rent - cash	$7.52	$11.41
Percentage change in base rent - cash	7.2%	2.2%
New base rent - GAAP	$8.24	$7.72
Expiring base rent - GAAP	$7.56	$7.29
Percentage change in base rent - GAAP	9.1%	5.8%
Average capital cost per square foot	$1.93	$0.95

[1]	Includes leased square footage and costs related to leases signed in 4th quarter for subsequent periods.

Quarterly Supplemental Disclosure
December 31, 2004

DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annualized Debt		Balance at
Encumbered Properties	Interest Rate	December 31, 2004	Service[2]	Maturity Date	Maturity
Fixed Rate Debt

Plaza 500
Van Buren Business Park
6600 Business Parkway	7.26%	$38,720	$3,429	11/12/2007	$36,784
13129 Airpark Road
4200 Tech Court	8.07%	1,818	168	01/10/2009	1,703
4212 Tech Court	8.53%	1,765	169	01/06/2010	1,653
Crossways Commerce Center	6.70%	26,338	2,087	01/10/2012	23,314
Newington Business Park Center	6.70%	16,614	1,316	01/10/2012	14,706
Interstate Plaza[1]	5.30%	8,795	726	01/01/2007	8,282
Herndon Corporate Center[1]	5.66%	8,878	603	01/04/2008	8,548
Aquia Commerce Center I1	6.50%	1,023	165	01/02/2013	42
Deer Park
6900 English Muffin Way
Gateway Center
Gateway West
4451 Georgia Pacific
20270 Goldenrod Lane
15 Worman’s Mills Court
Girard Business Center	5.54%	80,129	6,433	11/09/2008	71,534
Girard Place
Old Courthouse
Patrick Center
7561 Lindbergh Drive
West Park
Woodlands Business Center
Norfolk Commerce Park II	5.28%	7,805	648	07/08/2008	7,034
4612 Navistar Drive	5.20%	14,754	1,131	11/07/2011	11,921
Campus at Metro Park North	5.25%	26,900	2,028	11/02/2012	21,581

		$233,539	$18,903		$207,102

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$533	11/30/2005	$10,500
Rumsey/Snowden	LIBOR + 2.35%	15,000	713	12/31/2006	15,000
Credit Facility	LIBOR + 1.70%	39,680	1,627	12/31/2006	39,680

		$65,180	$2,873		$65,180

Subtotal at December 31, 2004		$298,719	$21,776		$272,282

[1]	The balance at December 31, 2004 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza - $0.4 million, 7.45%, (ii) Herndon Corporate Center - $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center - $3.6 million, 6.71%, (iv) Norfolk Commerce Park II - $0.3 million, 6.90%, (v) 4612 Navistar Drive - $1.7 million, 7.48% and (vi) Campus at Metro Park North - $2.7 million, 7.11%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

Quarterly Supplemental Disclosure
December 31, 2004

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Net Operating Income

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Adjusted Funds From Operations

Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.